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                                                                    EXHIBIT 21.1

                          BROOKS FIBER PROPERTIES, INC.
                              AND ITS SUBSIDIARIES

NAME OF CORPORATION                                        DOMESTIC    FOREIGN
------------------------------------------------------ ----------- -------------

ALD Communications, Inc.                               California  Arizona
                                                                   Florida
                                                                   Illinois
                                                                   Maryland
                                                                   Michigan
                                                                   Minnesota
                                                                   Missouri
                                                                   New York
                                                                   Oregon
                                                                   Texas
                                                                   Washington

Bittel Telecommunications Corporation                  California  Arizona
                                                                   California
                                                                   D.C.
                                                                   Florida
                                                                   Georgia
                                                                   Hawaii
                                                                   Illinois
                                                                   Kansas
                                                                   Maine
                                                                   Maryland
                                                                   Michigan
                                                                   Missouri
                                                                   Nevada
                                                                   New Jersey
                                                                   New York
                                                                   Oklahoma
                                                                   Oregon
                                                                   Texas
                                                                   Utah
                                                                   Washington

Brooks Fiber Properties, Inc.                          Delaware    California
                                                                   Missouri

BFC Communications, Inc.                               Nevada      California
                                                                   Missouri

Brooks Fiber Communications-LD, Inc.                   Nevada      California
                                                                   Missouri

Brooks Fiber Communications-Midwest, Inc.              Delaware    Missouri

Brooks Fiber Communications-Northeast, Inc.            Delaware    Missouri

Brooks Fiber Communications of Arkansas, Inc.          Delaware    Missouri
                                                                   Arkansas

Brooks Fiber Communications of Bakersfield, Inc.       Delaware    Missouri
                                                                   California

Brooks Fiber Communications of California, Inc.        Delaware    Missouri

Brooks Fiber Communications of Connecticut, Inc.       Delaware    Missouri
                                                                   Connecticut

Brooks Fiber Communications of Fresno, Inc.            Delaware    Missouri
                                                                   California

Brooks Fiber Communications of Massachusetts, Inc.     Delaware    Missouri
                                                                   Massachusetts

Brooks Fiber Communications of Michigan, Inc.          Michigan    Missouri

Brooks Fiber Communications of Mississippi, Inc.       Delaware    Missouri
                                                                   Mississippi

Brooks Fiber Communications of Missouri, Inc.          Delaware    Kansas
                                                                   Missouri

Brooks Fiber Communications of Nevada, Inc.            Delaware    Missouri
                                                                   Nevada

Brooks Fiber Communications of New England, Inc.       Delaware    Missouri

Brooks Fiber Communications of New Mexico, Inc.        Delaware    Missouri
                                                                   New Mexico

Brooks Fiber Communications of New York, Inc.          Delaware    Missouri
                                                                   New York

Brooks Fiber Communications of Ohio, Inc.              Delaware    Missouri
                                                                   Ohio

Brooks Fiber Communications of Oklahoma, Inc.          Delaware    Missouri
                                                                   Oklahoma

Brooks Fiber Communications of Rhode Island, Inc.      Delaware    Missouri
                                                                   Rhode Island

Brooks Fiber Communications of Sacramento, Inc.        Nevada      Missouri
                                                       California

Brooks Fiber Communications of San Jose, Inc.          Nevada      Missouri
                                                                   California

Brooks Fiber Communications of Stockton, Inc.          Delaware    Missouri
                                                                   California

Brooks Fiber Communications of Tennessee, Inc.         Delaware    Missouri
                                                                   Tennessee

Brooks Fiber Communications of Texas, Inc.             Delaware    Missouri
                                                                   Texas

Brooks Fiber Communications of Tulsa, Inc.             Delaware    Missouri
                                                                   Oklahoma

B.T.C. Real Estate Investments, Inc.                   Missouri

BTC Transportation, Inc.                               Delaware

Fibercom of Missouri, Inc.                             Missouri

GLA International, Inc.                                Missouri

J.B. Telecom, Inc.                                     Missouri

Silicon Valley Fiber, L.L.C.                           Delaware    California
                                                                   Missouri

Tenant Network Services, Inc.                          California  Missouri